UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

Creative Medical Technology Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53500	88-0622284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

211 E. Osborn Road, Phoenix, AZ 85012

(Address of principal executive offices)

(833) 336-7636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2021, following the approval of the Board of Directors of Creative Medical Technology Holdings, Inc., a Nevada corporation (the “Company”), the Company filed with the Secretary of State of the State of Nevada (i) a Certificate of Withdrawal of Certificate of Designation with respect to the Company’s Series B Convertible Preferred Stock, and (ii) a Certificate of Withdrawal of Certificate of Designation with respect to the Company’s Series C Convertible Preferred Stock. At the time of such filings, the Company did not have any outstanding shares of Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, all of which had previously been exchanged for the Bridge Notes issued by the Company in August 2021.

In addition, as previously reported, the Board of Directors and stockholders of the Company approved an Amendment to the Company’s Articles of Incorporation to increase in the Company’s authorized shares of common stock from 6,000,000,000 to 25,000,000,000 (the “Share Increase”). The Share Increase become effective pursuant to a Certificate of Amendment filed by the Company with the Secretary of State of the State of Nevada on November 2, 2021. A copy of the Certificate has been filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Certificate of Amendment to Articles of Incorporation Pursuant to NRS 78.385 and 78.390, as filed with the Secretary of State of the State of Nevada on November 2, 2021

Exhibit 3.2	Certificate of Withdrawal of Certificate of Designation of Series B Convertible Preferred Stock, as filed with the Secretary of State of the State of Nevada on November 2, 2021

Exhibit 3.3	Certificate of Withdrawal of Certificate of Designation of Series C Convertible Preferred Stock, as filed with the Secretary of State of the State of Nevada on November 2, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Medical Technology Holdings, Inc.

Date: November 5, 2021	By:	/s/ Timothy Warbington
Timothy Warbington, Chief Executive Officer

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